SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam California Tax Exempt Income Fund-- Class A
Shares
Fiscal period ending: September 30, 1995
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,049    $1,430       $2,292

T   =  Average Annual
       Total Return              4.88%     7.42%        8.65%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $16,048,720

Expenses                         $1,906,864

Reimbursement                    $0

Average shares                   379,535,048

NAV                              $8.37

Sales Charge                     4.75%

POP                              $8.79

Yield at POP                     5.14%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.14%               5.14%
 ------       =      ------              =    9.56%
1-46.24%             .5376%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam California Tax Exempt Income Fund-- Class B
Shares
Fiscal period ending: September 30, 1995
Inception date (if less than 10 years of performance): January 4,
1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1.000

ERV =  Ending Redeemable Value   $1,045      $         $1,119

T   =  Average Annual
       Total Return              4.47%       %         4.21%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,071,916

Expenses                         $490,665

Reimbursement                    $0

Average shares                   79,237,734

NAV                              $8.37

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.65%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.65%               4.65%
 ------       =      ------              =    8.65%
1-46.24%             .5376%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam California Tax Exempt Income-- Class M Shares
Fiscal period ending:  September 30, 1995
Inception date (if less than 10 years of performance):  February
14, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $         $            $1,000

ERV =  Ending Redeemable Value   $         $            $1,031

T   =  Average Annual
       Total Return              %         %            3.13%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $18,582

Expenses                         $3,443

Reimbursement                    $0

Average shares                   443,101

NAV                              $8.36

Sales Charge                     3.25%

POP                              $8.66

Yield at POP                     4.78%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.78%               4.78%
 ------       =      ------              =    8.89%
1-46.24%             .5376%